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                                                                   EXHIBIT 10.10

                               GUARANTY AGREEMENT


         THIS GUARANTY AGREEMENT (this "Agreement") made and entered into on this _____ day of September, 1997, by UNIFAB INTERNATIONAL, INC., a Louisiana corporation ("Guarantor") in favor of HIBERNIA NATIONAL BANK ("Lender"), guaranteeing the Obligations (as hereinafter defined) of UNIVERSAL FABRICATORS INCORPORATED, a Delaware corporation ("Borrower"),

                              W I T N E S S E T H:

         FOR VALUE RECEIVED, and in consideration of and for credit and financial accommodations extended, to be extended, or continued to or for the account of the above named Borrower, the undersigned Guarantor, whether one or more, hereby jointly, severally and solidarily, agrees as follows:

         SECTION 1. GUARANTY OF BORROWER'S OBLIGATIONS. The Guarantor hereby absolutely and unconditionally does hereby agree to guarantee the prompt and punctual payment of all of the indebtedness, including principal, interest, attorney's fees and other amounts, of the Borrower to Lender incurred by the Borrower pursuant to that certain Credit Agreement between Borrower and Lender of even date herewith, as same may hereafter be amended, renewed, extended or replaced ("Credit Agreement") or pursuant to the provisions of any of Loan Documents as defined therein or pursuant to any and all promissory notes executed or to be executed by Borrower in favor of Lender in connection with the Credit Agreement (such indebtedness referred to herein as the "Obligations"). Partial repayments of the Obligations (including proceeds received from realization upon any collateral for the Obligations) shall not reduce the amount guaranteed hereunder unless and until the amount of the Obligations is less than the maximum amount guaranteed hereunder.

         SECTION 2. JOINT, SEVERAL AND SOLIDARY LIABILITY. Guarantor further agrees that its obligations and liabilities for the prompt and punctual payment, performance and satisfaction or purchase of Borrower's Obligations, shall be on a "joint and several" and "solidary" basis with Borrower to the same degree and extent as if Guarantor had been and/or will be a co-borrower, co-principal obligor and/or co-maker of all of Borrower's Obligations.

         SECTION 3. DURATION. This Agreement and Guarantor's obligations and liabilities hereunder shall remain in full force and effect until such time as all of Borrower's Obligations shall be paid, performed and/or satisfied in full, in principal, interest, costs and attorney's fees.

         SECTION 4. DEFAULT BY BORROWER. Should an Event of Default (as defined in the Credit Agreement or the Note given of even date in connection with the Credit Agreement) occur, Guarantor unconditionally and absolutely agrees to pay in full the then unpaid amount of all of Borrower's Obligations guaranteed hereunder. Such payment or payments shall be made immediately following demand by Lender at Lender's offices indicated above. Guarantor hereby waives notice of acceptance of this Agreement and of any Obligations to which it applies or may apply. Guarantor further waives presentment and demand for payment of Borrower's Obligations, notice of dishonor and of nonpayment, notice of intention to accelerate, notice of acceleration, protest and notice of protest, collection or institution of any suit or other action by Lender in collection thereof, including any notice of default in payment thereof or other notice to, or demand for payment thereof on any party. Guarantor additionally waives any and all rights and pleas of division and discussion as provided under Louisiana law, as well as, to the degree applicable, any similar rights as may be provided under the laws of any other state.

         SECTION 5. GUARANTOR'S SUBORDINATION OF RIGHTS. In the event that Guarantor should for any reason (A) advance or lend monies to Borrower, whether or not such funds are used by Borrower to make payment(s) under Borrower's Obligations, and/or (B) make any payment(s) to Lender or others for and on behalf of Borrower under Borrower's Obligations, and/or (C) make any payment to Lender in total or partial
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satisfaction of Guarantor's obligations and liabilities under this Agreement,
Guarantor hereby agrees that any and all rights that Guarantor may have or acquire to collect from or to be reimbursed by Borrower (or from or by any other guarantor, endorser or surety of Borrower's Obligations), whether Guarantor's rights of collection or reimbursement arise by way of subrogation to the rights of Lender or otherwise, shall in all respects, whether or not Borrower is presently or subsequently becomes insolvent, be subordinate, inferior and junior to the rights of Lender to collect and enforce payment, performance and satisfaction of Borrower's then remaining Obligations, until such time as Borrower's Obligations are fully paid and satisfied. In the event of Borrower's insolvency or consequent liquidation of Borrower's assets, through bankruptcy, by an assignment for the benefit of creditors, by voluntary liquidation, or otherwise, the assets of Borrower applicable to the payment of claims of both Lender and Guarantor shall be paid to Lender and shall be first applied by Lender to Borrower's then remaining Obligations. Guarantor hereby assigns to Lender all claims which it may have or acquire against Borrower for full payment of Borrower's Obligations guaranteed under this Agreement, until such time as all Borrower's Obligations have been satisfied in full. If Guarantor is, or at any time may be, an "insider" of Borrower (or of any other guarantor, surety or endorser of Borrower's Obligations) within the context of
Section 101(30) of the Bankruptcy Code (11 U.S.C. 101(30)), Guarantor shall have no rights of, and unconditionally agrees not to seek or obtain, collection or reimbursement from Borrower (or from any other guarantor, surety or endorser of Borrower's Obligations), whether by subrogation of Lender's rights or otherwise until the thirteenth (13th) month anniversary date following the full and final payment and satisfaction of Borrower's Obligations.

         SECTION 6. COVENANTS RELATING TO THE OBLIGATIONS. Guarantor further agrees that Lender may, at its sole option, at any time, and from time to time, without the consent of or notice to Guarantor, or any one of them, or to any other party, and without incurring any responsibility to Guarantor or to any other party, and without impairing or releasing the obligations of Guarantor under this Agreement:

         A. Discharge or release any party (including, but not limited to, Borrower or any co-guarantor under this Agreement) who is or may be liable to Lender for any of Borrower's Obligations;

         B. Sell, exchange, release, surrender, realize upon or otherwise deal with, in any manner and in any order, any collateral directly or indirectly securing repayment of any of Borrower's Obligations;

         C. Change the manner, place or terms of payment, or change or extend the time of payment of or renew, as often and for such periods as Lender may determine, or alter, any of Borrower's Obligations;

         D.      Settle or compromise any of Borrower's Obligations;

         E. Subordinate and/or agree to subordinate the payment of all or any part of Borrower's Obligations or Lender's security rights in and/or to any collateral directly or indirectly securing any such Obligations, to the payment and/or security rights of any other present and/or future creditors of Borrower;

         F. Apply any sums paid to any of Borrower's Obligations, with such payments being applied in such priority or with such preferences as Lender may determine in its sole discretion, regardless of what Obligations of Borrower remain unpaid;

         G. Take or accept any other security or guaranty for any or all of Borrower's Obligations; and/or

         H. Enter into, deliver, modify, amend or waive compliance with, any instrument or arrangement evidencing, securing or otherwise affecting, all or any part of Borrower's Obligations.





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         In addition, no course of dealing between Lender and Borrower (or any other guarantor, surety or endorser of Borrower's Obligations), nor any failure or delay on the part of Lender to exercise any of Lender's rights and remedies, or any other agreement or agreements by and between Lender and Borrower (or any other guarantor, surety or endorser) shall have the effect of impairing or releasing Guarantor's obligations and liabilities to Lender or of waiving any of Lender's rights and remedies. Any partial exercise of any rights and remedies granted to Lender shall furthermore not constitute a waiver of any of Lender's other rights and remedies, it being Guarantor's intent and agreement that Lender's rights and remedies shall be cumulative in nature. Guarantor further agrees that, should Borrower default under any of Borrower's Obligations, any waiver or forbearance on the part of Lender to pursue the rights and remedies available to Lender shall be binding upon Lender only to the extent that Lender specifically agrees to such waiver or forbearance in writing. A waiver or forbearance on the part of Lender as to one event of default shall not constitute a waiver or forbearance as to any other default.

         SECTION 7.       NO RELEASE OF GUARANTOR.

         A. Subject to the provisions of subsection B below, Guarantor's obligations and liabilities under this Agreement shall not be released, impaired, reduced or otherwise affected by, and shall continue in full force and effect, notwithstanding the occurrence of any event, including without limitation any one or more of the following events:

                 (i) Death, insolvency, bankruptcy, arrangement, adjustment, composition, liquidation, disability, dissolution or lack of authority (whether corporate, partnership or trust) of Borrower (or any person acting on Borrower's behalf), or any other guarantor, surety or endorser of any of Borrower's Obligations;

                 (ii) Partial payment or payments of any amount due and/or outstanding under any of Borrower's Obligations;

                 (iii) Any payment by Borrower or any other party to Lender on behalf of Borrower is held to constitute a preferential transfer or a fraudulent conveyance under any applicable law, or for any reason, Lender is required to refund such payment or pay such amount to Borrower or to any other person;

                 (iv) Any dissolution of Borrower or any sale, lease or transfer of all or any part of Borrower's assets; and/or

                 (v) Any failure of Lender to notify Guarantor of the acceptance of this Agreement or of the making of loans or other extensions of credit in reliance on this Agreement or the failure of Borrower to make any payment due by Borrower to Lender.

         C. This Agreement and Guarantor's obligations and liabilities hereunder shall continue to be effective, and/or shall automatically and retroactively be reinstated if a release or discharge has occurred, as the case may be, if at any time any payment or part thereof to Lender with respect to any of Borrower's Obligations is rescinded or must otherwise be restored by Lender pursuant to any insolvency, bankruptcy, reorganization, receivership, or any other debt relief granted to Borrower or to any other party. In the event that Lender must rescind or restore any payment received by Lender in satisfaction of Borrower's Obligations, any prior release or discharge from the terms of this Agreement given to Guarantor shall be without effect, and this Agreement and Guarantor's obligations and liabilities hereunder shall automatically be renewed or reinstated and shall remain in full force and effect to the same degree and extent as if such a release or discharge had never been granted.





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         SECTION 8.       REPRESENTATIONS AND WARRANTIES.  The Guarantor hereby
represents and warrants that the representations and warranties made in writing by the Borrower on behalf of the Guarantor pursuant to the Credit Agreement are true and correct, to the best of Guarantor's actual knowledge.

         SECTION 9. COVENANTS CONTAINED IN CREDIT AGREEMENT. During the term of this Guaranty Agreement, the Guarantor will at all times comply with the affirmative and negative covenants imposed on the Guarantor pursuant to the Credit Agreement.

         SECTION 10. ENFORCEMENT OF GUARANTOR'S OBLIGATIONS AND LIABILITIES. Guarantor agrees that following the occurrence of an Event of Default, should Lender deem it necessary to file an appropriate collection action to enforce Guarantor's obligations and liabilities under this Agreement, Lender may commence such a civil action against Guarantor without the necessity of first (i) attempting to collect Borrower's Obligations from Borrower or from any other guarantor, surety or endorser, whether through filing of suit or otherwise, (ii) attempting to exercise against any collateral directly or indirectly securing repayment of any of Borrower's Obligations, whether through the filing of an appropriate foreclosure action or otherwise, or (iii) including Borrower or any other guarantor, surety or endorser of any of Borrower's Obligations as an additional party defendant in such a collection action against Guarantor. If there is more than one guarantor under this Agreement, the Guarantor additionally agrees that Lender may file an appropriate collection and/or enforcement action against any one or more of them, without impairing the rights of Lender against any other guarantor under this Agreement. In the event the Lender should ever reasonably deem it necessary to refer this Agreement to an attorney-at-law for the purpose of enforcing Guarantor's obligations and liabilities hereunder, or of protecting or preserving Lender's rights hereunder, Guarantor agrees to reimburse Lender for the reasonable fees of such an attorney. Guarantor additionally agrees that Lender shall not be liable for failure to use diligence in the collection of any of Borrower's Obligations or any collateral security therefor, or in creating or preserving the liability of any person liable on any such Obligations, or in creating, perfecting or preserving any security for any such Obligations.

         SECTION 11. ADDITIONAL DOCUMENTS. Upon the reasonable request of Lender, Guarantor will, at any time, and from time to time, duly execute and deliver to Lender any and all such further instruments and documents, and supply such additional information, as may be necessary or advisable in the opinion of Lender, to further evidence or perfect this Agreement.

         SECTION 12. TRANSFER OF OBLIGATIONS. This Agreement is for the benefit of Lender and for such other person or persons as may from time to time become or be the holders of any of Borrower's Obligations hereby guaranteed and this Agreement shall be transferrable and negotiable, with the same force and effect and to the same extent as Borrower's Obligations may be transferrable, it being understood that, upon the transfer or assignment by Lender of any of Borrower's Obligations hereby guaranteed, the legal holder of such Obligations shall have all of the rights granted to Lender under this Agreement.

         Guarantor hereby recognizes and agrees that Lender may, from time to time, one or more times, transfer all or any portion of Borrower's Obligations to one or more third parties. Such transfers may include, but are not limited to, sales of a participation interest in such Obligations in favor of one or more third party lenders. Guarantor specifically agrees and consents to all such transfers and assignments and Guarantor further waives any subsequent notice of and right to consent to any such transfers and assignments as may be provided under applicable Louisiana law. Guarantor additionally agrees that the purchaser of a participation interest in Borrower's Obligations will be considered as the absolute owner of a percentage interest of such Obligations and that such a purchaser will have all of the rights granted to the purchaser under any participation agreement governing the sale of such a participation interest. Guarantor further waives any right of offset that Guarantor may have against Lender and/or any purchaser of such a participation interest in Borrower's Obligations and Guarantor unconditionally agrees that either Lender or such a purchaser may enforce Guarantor's obligations and liabilities under this Agreement, irrespective of the failure or insolvency of Lender or any such purchaser.





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         SECTION 13.      RIGHT OF OFFSET.  As security for the repayment of
Guarantor's obligations and liabilities under this Agreement, Guarantor hereby grants Lender, as well as its successors and assigns, a continuing security interest in any and all funds that Guarantor may now or hereafter have on deposit with or in the possession or control of Lender and its successors or assigns (with the exception of funds deposited in IRA, pension or other tax-deferred deposit accounts), and agrees that Lender, as well as its successors and assigns, shall have the right to apply, at any time and from time to time, following the occurrence of an Event of Default under the Credit Agreement, any or all of such funds towards repayment of any of Borrower's Obligations subject to this Agreement.

         SECTION 14. CONSTRUCTION. The provisions of this Agreement shall be in addition to and cumulative of, and not in substitution, novation or discharge of, any and all prior or contemporaneous guaranty or other agreements by Guarantor (or any one or more of them), in favor of Lender or assigned to Lender by others, all of which shall be construed as complementing each other. Nothing herein contained shall prevent Lender from enforcing any and all such other guaranties or agreements in accordance with their respective terms.

         SECTION 15. AMENDMENT. No amendment, modification, consent or waiver of any provision of this Agreement, and no consent to any departure by Guarantor therefrom, shall be effective unless the same shall be in writing signed by a duly authorized officer of Lender, and then shall be effective only to the specific instance and for the specific purpose for which given.

         SECTION 16. SUCCESSORS AND ASSIGNS BOUND. Guarantor's obligations and liabilities under this Agreement shall be binding upon Guarantor's successors, heirs, legatees, devisees, administrators, executors and assigns. The rights and remedies granted to Lender under this Agreement shall also inure to the benefit of Lender's successors and assigns, as well as to any and all subsequent holder or holders of any of Borrower's Obligations subject to this Agreement.

         SECTION 17. CAPTION HEADINGS. Caption headings of the sections of this Agreement are for convenience purposes only and are not to be used to interpret or to define their provisions. In this Agreement, whenever the context so requires, the singular includes the plural and the plural also includes the singular.

         SECTION 18. GOVERNING LAW. This Agreement shall be governed and construed in accordance with the substantive laws of the State of Louisiana, without reference to the conflicts of laws principles thereof.

         SECTION 19. SEVERABILITY. If any provision of this Agreement is held to be illegal, invalid or unenforceable under present or future laws effective during the term hereof, such provision shall be fully severable, this Agreement shall be construed and enforceable as if the illegal, invalid or unenforceable provision had never comprised a part of it, and the remaining provisions of this Agreement shall remain in full force and effect and shall not be affected by the illegal, invalid or unenforceable provision or by its severance herefrom.





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         IN WITNESS WHEREOF, Guarantor has executed this Agreement in favor of
Lender on the day, month and year first written above.


                                                   GUARANTOR:
                                                   UNIFAB INTERNATIONAL, INC.
                                                   BY:
                                                      -------------------------
                                                         ----------------------
                                                   ITS:
                                                       ------------------------
ACCEPTED:

LENDER:
HIBERNIA NATIONAL BANK


By:
   -------------------------------------------
         Byron Kives, Assistant Vice-President
Date:    September ___, 1997





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